QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities and Exchange Commission on June 4, 2004

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2004

ERP OPERATING LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Charter)

Illinois (State or other jurisdiction of incorporation or organization)	0-24920 (Commission File Number)	36-3894853 (I.R.S. Employer Identification No.)
Two North Riverside Plaza, Suite 400 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant's telephone number, including area code: (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    Financial Statements, Pro forma Financial Information and Exhibits

Exhibit Number	Exhibit
1
Form of Terms Agreement dated June 2, 2004 among ERP Operating Limited Partnership and each of J.P. Morgan Securities Inc., Citigroup Global Markets Inc., PNC Capital Markets, Inc., Wells Fargo Brokerage Services, LLC, SunTrust Capital Markets, Inc. and ABN AMRO Incorporated which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statements on Form S-3, file nos. 333-44594 and 333-105850 under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the form of Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated August 25, 2000, the form of which was previously filed as Exhibit 1 to the Registrant's registration statements on Form S-3, file nos. 333-44594 and 333-105850 under the Securities Act of 1933.
4
$300,000,000 4.750% Notes due June 15, 2009, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant's registration statements on Form S-3, file nos. 333-44594 and 333-105850, under the Securities Act of 1933 and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.
5
Opinion of Piper Rudnick LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as an exhibit to the Registrant's registration statements on Form S-3, file nos. 333-44594 and 333-105850, under the Securities Act of 1933 and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.
23.1	Consent of Piper Rudnick LLP (included in Exhibit 5).
23.2	Consent of Ernst & Young LLP

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY RESIDENTIAL, its general partner
Date: June 4, 2004	By:	/s/ BRUCE C. STROHM
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Secretary

3

QuickLinks

  ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits
SIGNATURES